UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2018

Annual Report

to Shareholders

DWS Variable NAV Money Fund

(formerly Deutsche Variable NAV Money Fund)

(On September 4, 2018, DWS Variable NAV Money Fund was renamed DWS ESG Liquidity Fund)

Institutional Shares

Contents

3	Portfolio Management Review
8	Portfolio Summary
9	Investment Portfolio
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm
27	Information About Your Fund’s Expenses
28	Tax Information
29	Advisory Agreement Board Considerations and Fee Evaluation
33	Board Members and Officers
38	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Investing in securities that meet ESG criteria may result in the fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors. Money Market investments are subject to interest-rate and credit risks. When interest rates rise, prices generally fall. In addition, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. Any investments in money market instruments of foreign issuers are subject to some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, and regulatory risk and, economic and financial instability. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Variable NAV Money Fund — Institutional Shares

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit liquidity.dws.com/US/index.jsp for the Fund’s most recent month-end performance. The yield quotation more closely reflects the current earnings of the Fund rather than the total return quotation. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.

Investment Strategy

DWS Variable NAV Money Fund invests in high-quality, short-term, U.S.-dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

For its most recent fiscal period ended August 31, 2018, DWS Variable NAV Money Fund posted a total return of 1.62% (Institutional Shares). The Fund’s 7-day current yield as of August 31, 2018 was 2.09%.

Over the past 12 months ended August 31, 2018, yields across the money market yield curve fluctuated based on the growing U.S. economy, evolving U.S. Federal Reserve Board (the Fed) statements and actions, and dramatic changes to U.S. tax policy. By the end of the summer of 2017, the money market yield curve had flattened in reaction to political uncertainty in Washington, D.C. and the lack of any sign of an uptick in U.S. inflation. As we moved into the fourth quarter, concerns were expressed regarding the expiration of the government’s debt ceiling, with accompanying volatility in rates in October, but Congress was able to keep the government operating with a short-term agreement with the administration. This cleared the way for the market to increase its projection for economic growth in 2018. The economy continued to perform well, with unemployment at 4.1%. Yields moved up in reaction to the Fed’s December rate hike, its third such action in 2017.

DWS Variable NAV Money Fund — Institutional Shares	|	3

Portfolio Performance (as of August 31, 2018)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
DWS Variable NAV Money Fund — Institutional Shares	2.09%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Please call the Service Center at (800) 730-1313 for the Fund’s most recent month-end performance.

At the start of 2018, yields for longer-term money market securities rose based on the prospects for increased Treasury security supply following the increase in the debt ceiling and the passage of federal tax overhaul in December. Significant increases in supply did materialize, with the U.S. Treasury issuing more than $352 billion in Treasury bills during the first quarter. At the same time, investors also grew concerned about the prospects for “trade wars” based on aggressive rhetoric from the U.S. administration, which in turn spurred financial market volatility. In light of increased market instability and the possibility that trade tensions could cool the global economy, questions increased regarding the Fed’s ability to raise short-term rates at a faster pace. Nevertheless, in light of continued strength in the U.S. economy and a tight labor market, the Federal Open Market Committee (FOMC) raised the federal funds rate at its March and June 2018 meetings. In April 2018, Treasury bill issuance had retreated significantly and the money market yield curve flattened due to decreased Treasury supply as well as the repatriation of corporate assets stemming from the recent federal tax changes, and resulting significant inflows into domestic money market securities.

4	|	DWS Variable NAV Money Fund — Institutional Shares

Positive Contributors to Fund Performance

We were able to maintain what we believe to be a competitive yield for the Fund during the 12-month period ended August 31, 2018. We continued to seek ample liquidity, high credit quality and strong diversification across sectors. In light of the Fed’s broadcasted intention to continue to gradually raise short-term rates in order to head off a sudden acceleration in U.S. inflation, we maintained a cautious strategy. Through most of the period we kept the Fund’s average maturity relatively short, with an emphasis on floating-rate investments with maturities of six months to one year in order to keep up with FOMC rate hikes. During the first quarter — when Treasury bill supply dramatically increased — our strategy to focus on fixed-rate investments with maturities of three to six months contributed significantly to performance. The Fund’s focus on floating-rate instruments also was additive to returns.

“During	the first quarter — when Treasury bill supply dramatically increased — our strategy to focus on fixed-rate investments with maturities of three to six months contributed significantly to performance.”

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

Our current forecast is for two additional short-term rate increases by the Fed in 2018. We are cautious regarding current U.S. economic policy and the agenda on trade that the administration is pursuing. However, we believe that the economy can continue to expand, and are positioning the Fund for continued growth and additional Fed rate hikes in 2018 and 2019. We also look for increased Treasury bill supply, which should continue to exert upward pressure on money market rates.

We continue our insistence on what we believe to be the highest credit quality within the Fund. We also plan to maintain what we believe to be

DWS Variable NAV Money Fund — Institutional Shares	|	5

conservative investment strategies and standards under the current market conditions. We continue to apply a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

On September 4, 2018, DWS Variable NAV Money Fund became DWS ESG Liquidity Fund. The new Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital by investing in high-quality, short-term, U.S.-dollar-denominated money market instruments paying a fixed, variable or floating interest rate. In addition to considering financial information, the Fund’s managers will also evaluate potential investments based on ESG (environmental, social and corporate governance) criteria. As part of the Fund’s investment process, a company’s performance across certain ESG criteria is summarized in a proprietary ESG rating. With the exception of municipal securities, only prospective investments with an ESG rating above a minimum threshold are considered for investment in the Fund. ESG ratings are derived from multiple factors: level of involvement in controversial sectors and weapons; adherence to corporate governance principles; ESG performance relative to a peer group of companies; and efforts to meet the United Nations’ Sustainable Development Goals.

The Fund is also managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity, diversity and liquidity of instruments in which a money Fund may invest.

The Fund does not seek to maintain a stable share price. As a result, the Fund’s share price, which is its net asset value per share (NAV), varies daily and reflects the effects of unrealized appreciation and depreciation and realized losses and gains.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

6	|	DWS Variable NAV Money Fund — Institutional Shares

Terms to Know

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

A floating rate security is a debt instrument with a variable interest rate, one that typically adjusts every six months, and is tied to a money market instrument such as Treasury bills.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

DWS Variable NAV Money Fund — Institutional Shares	|	7

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/18	8/31/17
Commercial Paper	63%	69%
Certificates of Deposit and Bank Notes	14%	12%
Repurchase Agreements	11%	—
Variable Rate Demand Notes	9%	14%
Corporate Bonds	3%	—
Time Deposits	—	4%
Government & Agency Obligations	—	1%
	100%	100%

Weighted Average Maturity	8/31/18	8/31/17
DWS Variable NAV Money Fund	24 days	29 days

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s holdings, see page 9. Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov, and they may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on liquidity.dws.com/US/products/fund_facts_prospectus_l2.jsp from time to time. Please see the Fund’s current prospectus for more information.

8	|	DWS Variable NAV Money Fund — Institutional Shares

Investment Portfolio	as of August 31, 2018

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 14.5%
Bank of Montreal, 1-month LIBOR plus 0.250%, 2.317%*, 1/11/2019	1,500,000	1,500,797
Bank of Nova Scotia, Federal Funds Effective Rate plus 0.500%, 2.42%*, 11/28/2018	3,000,000	3,000,340
Citibank NA, 2.260% , 10/23/2018	5,000,000	5,001,055
Cooperatieve Rabobank UA, 1-month LIBOR plus 0.270%, 2.337%*, 2/11/2019	5,000,000	5,003,639
DNB Bank ASA, 1-month LIBOR plus 0.300%, 2.367%*, 10/22/2018	1,750,000	1,750,784
MUFG Bank Ltd., 1-month LIBOR plus 0.300%, 2.382%*, 9/4/2018	2,500,000	2,500,000
Royal Bank of Canada:
1-month LIBOR plus 0.300%, 2.365%*, 11/27/2018	3,000,000	3,001,814
1-month LIBOR plus 0.440%, 2.5%*, 9/17/2018	3,000,000	3,000,558
Skandinaviska Enskilda Banken AB:
1-month LIBOR plus 0.280%, 2.361%*, 11/2/2018	2,500,000	2,501,246
1-month LIBOR plus 0.310%, 2.387%*, 10/19/2018	2,500,000	2,501,116
Societe Generale, 2.3%, 11/1/2018	3,750,000	3,751,117
Svenska Handelsbanken AB:
1-month LIBOR plus 0.180%, 2.260%*, 5/7/2019	3,500,000	3,501,046
3-month LIBOR plus 0.100%, 2.421%*, 6/4/2019	4,000,000	4,000,295
Swedbank AB, 1-month LIBOR plus 0.350%, 2.421%*, 10/9/2018	3,000,000	3,001,241
Toronto-Dominion Bank, 3-month LIBOR plus 0.110%, 2.447%*, 7/12/2019	2,500,000	2,500,830
U.S. Bank NA, 2.265%*, 9/27/2018	4,000,000	4,000,612
Westpac Banking Corp., Federal Funds Effective Rate plus 0.500%, 2.420%*, 2/22/2019	1,500,000	1,499,995
Total Certificates of Deposit and Bank Notes (Cost $52,000,060)		52,016,485

Commercial Paper 62.9%
Issued at Discount** 49.0%
Barclays Bank PLC, 2.094%, 10/12/2018	3,500,000	3,492,264
Barton Capital SA:
144A, 1.947%, 9/4/2018	10,707,000	10,707,000
144A, 1.99%, 9/11/2018	2,500,000	2,499,033
BPCE SA, 144A, 1.93%, 9/28/2018	1,680,000	1,677,838
CNPC Finance HK Ltd., 144A, 2.099%, 9/6/2018	12,000,000	11,998,601
Coca-Cola Co.:
144A, 2.222%, 12/17/2018	3,450,000	3,427,854
144A, 2.337%, 1/18/2019	12,000,000	11,894,056

The accompanying notes are an integral part of the financial statements.

DWS Variable NAV Money Fund — Institutional Shares	|	9

	Principal Amount ($)	Value ($)
Cooperatieve Rabobank UA, 2.468%, 3/22/2019	3,255,000	3,210,593
Danske Corp., 144A, 2.185%, 10/26/2018	3,500,000	3,488,954
DZ Bank AG, 144A, 1.927%, 9/4/2018	15,006,000	15,006,000
Fairway Finance Corp., 144A, 2.083%, 10/1/2018	2,500,000	2,496,094
Federation Desjardins du Quebec, 144A, 2.044%, 10/9/2018	15,000,000	14,970,192
Liberty Street Funding LLC, 144A, 1.947%, 9/4/2018	14,000,000	14,000,000
Longship Funding LLC, 144A, 1.978%, 9/4/2018	14,298,000	14,298,000
Manhattan Asset Funding Co., LLC, 144A, 1.959%, 9/5/2018	6,500,000	6,499,646
Matchpoint Finance PLC, 144A, 1.978%, 9/4/2018	12,230,000	12,230,000
MUFG Bank Ltd.:
1.944%, 9/10/2018	2,000,000	1,999,352
2.063%, 10/2/2018	3,000,000	2,995,186
Natixis, 1.935%, 10/1/2018	8,000,000	7,988,390
Nederlandse Waterschapsbank NV, 144A, 2.067%, 10/10/2018	7,500,000	7,484,498
Ontario Teachers Finance Trust, 144A, 2.547%, 3/29/2019	2,000,000	1,970,851
Pricoa Short Term Funding LLC, 144A, 2.199%, 11/15/2018	3,700,000	3,683,727
Sanofi SA, 144A, 2.184%, 11/5/2018	3,000,000	2,988,716
Sheffield Receivables Co., LLC, 144A, 2.045%, 10/2/2018	5,000,000	4,992,047
Total Capital SA, 144A, 1.927%, 9/4/2018	10,000,000	10,000,000

		175,998,892

Issued at Par* 13.9%
ASB Finance Ltd., 144A, 3-month LIBOR plus 0.150%, 2.491%, 5/10/2019	2,500,000	2,499,821
Australia & New Zealand Banking Group Ltd., 144A, 3-month LIBOR plus 0.090%, 2.409%, 6/7/2019	4,500,000	4,499,662
Bedford Row Funding Corp., 144A, 3-month LIBOR plus 0.140%, 2.461%, 6/3/2019	4,500,000	4,501,660
Collateralized Commercial Paper Co., LLC, 144A, 1-month LIBOR plus 0.450%, 2.51%, 9/17/2018	5,000,000	5,000,948
Collateralized Commercial Paper II Co., LLC:
144A, 1-month LIBOR plus 0.160%, 2.225%, 2/22/2019	4,000,000	3,999,952
144A, 1-month LIBOR plus 0.250%, 2.329%, 1/7/2019	5,000,000	5,002,572
Commonwealth Bank of Australia, 144A, 1-month LIBOR plus 0.290%, 2.357%, 2/22/2019	3,000,000	3,002,402
HSBC Bank PLC:
144A, 1-month LIBOR plus 0.210%, 2.283%, 10/29/2018	1,250,000	1,250,433
144A, 1-month LIBOR plus 0.290%, 2.357%, 2/12/2019	1,000,000	1,000,708
144A, 1-month LIBOR plus 0.420%, 2.485%, 9/27/2018	3,500,000	3,501,071
ING U.S. Funding LLC, 1-month LIBOR plus 0.270%, 2.350%, 2/6/2019	4,500,000	4,502,912
Lloyds Bank PLC, 1-month LIBOR plus 0.250%, 2.329%, 12/7/2018	2,500,000	2,501,304
Toronto-Dominion Bank, 144A, 3-month LIBOR plus 0.270%, 2.609%, 3/26/2019	5,000,000	5,006,065

The accompanying notes are an integral part of the financial statements.

10	|	DWS Variable NAV Money Fund — Institutional Shares

	Principal Amount ($)	Value ($)
Westpac Banking Corp.:
144A, 1-month LIBOR plus 0.230%, 2.310%, 1/4/2019	1,250,000	1,250,592
144A, 3-month LIBOR plus 0.070%, 2.411%, 8/2/2019	2,500,000	2,499,769

		50,019,871
Total Commercial Paper (Cost $225,962,903)		226,018,763

Variable Rate Demand Notes*** 8.9%
Mississippi, State Development Bank Special Obligation, Series B, 2.01%, 9/7/2018, LOC: Bank of America NA	11,060,000	11,060,000
New York, State Housing Finance Agency Revenue, 160 Madison Avenue LLC, Series B, 2.05%, 9/4/2018, LOC: Landesbank Hessen-Thuringen	6,500,000	6,500,000
New York, State Housing Finance Agency, 505 West 37 LLC, Series B, 2.05%, 9/4/2018, LOC: Landesbank Hessen-Thuringen	7,090,000	7,090,000
Texas, Taxable Municipal Funding Trust, Public Finance Authority, Series 2018-001, 2.13%, 9/7/2018, LOC: Barclays Bank PLC	5,480,000	5,480,000
Valdosta-Lowndes County, GA, Industrial Development Authority, Martin’s Famous Pastry Shoppe, Inc., Series B, 1.96%, 9/7/2018, LOC: Wells Fargo Bank NA	2,025,000	2,025,000

Total Variable Rate Demand Notes (Cost $32,155,000)		32,155,000

Corporate Bonds 2.5%
Nordea Bank AB, 144A, 3-month LIBOR plus 0.840%, 3.175%*, 9/17/2018	2,500,000	2,500,878
Svenska Handelsbanken AB, 2.500%, 1/25/2019	1,500,000	1,500,119
Toronto-Dominion Bank, 2.625%, 9/10/2018	5,000,000	5,000,181

Total Corporate Bonds (Cost $9,001,237)		9,001,178

Repurchase Agreements 11.1%
Citigroup Global Markets, Inc., 1.95%, dated 8/31/2018, to be repurchased at $40,008,667 on 9/4/2018 (a) (Cost $40,000,000)	40,000,000	40,000,000

The accompanying notes are an integral part of the financial statements.

DWS Variable NAV Money Fund — Institutional Shares	|	11

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $359,119,200)	99.9	359,191,426
Other Assets and Liabilities, Net	0.1	217,099

Net Assets	100.0	359,408,525

*	Floating rate security. These securities are shown at their current rate as of August 31, 2018.

**	Current yield; not a coupon rate.

***

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of August 31, 2018. Date shown reflects the earlier of demand date or stated maturity date.

(a)	Collateralized by $41,371,800 U. S. Treasury Note, 2.375%, maturing on 1/31/2023 with a value of $40,800,070.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (b)	$—	$319,191,426	$—	$319,191,426
Repurchase Agreement	—	40,000,000	—	40,000,000
Total	$—	$359,191,426	$—	$359,191,426

There have been no transfers between fair value measurement levels during the year ended August 31, 2018.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

12	|	DWS Variable NAV Money Fund — Institutional Shares

Statement of Assets and Liabilities

as of August 31, 2018

Assets
Investments in securities, at value (cost $319,119,200)	$319,191,426
Repurchase agreements, valued at amortized cost (cost $40,000,000)	40,000,000
Cash	5,432
Interest receivable	348,970
Due from Advisor	13,161
Other assets	5,309
Total assets	359,564,298

Liabilities
Distributions payable	521
Accrued Trustees’ fees	3,513
Other accrued expenses and payables	151,739
Total liabilities	155,773
Net assets, at value	$359,408,525

Net Assets Consist of
Undistributed net investment income	6,578
Net unrealized appreciation (depreciation) on investments	72,226
Paid-in capital	359,329,721
Net assets, at value	$359,408,525

Net Asset Value
Capital Shares
Net Asset Value, offering and redemption price per share ($359,397,264 ÷ 359,322,980 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.0002
Institutional Shares
Net Asset Value, offering and redemption price per share ($11,261 ÷ 11,260 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.0001

The accompanying notes are an integral part of the financial statements.

DWS Variable NAV Money Fund — Institutional Shares	|	13

Statement of Operations

for the year ended August 31, 2018

Investment Income
Income:
Interest	$3,864,560
Expenses:
Management fee	305,518
Administration fee	203,679
Services to shareholders	2,565
Service fee	5
Custodian fee	62,598
Professional fees	64,060
Reports to shareholders	51,995
Registration fees	55,930
Trustees’ fees and expenses	11,359
Other	52,431
Total expenses before expense reductions	810,140
Expense reductions	(804,388)
Total expenses after expense reductions	5,752
Net investment income	3,858,808

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,090
Change in net unrealized appreciation (depreciation) on investments	68,208
Net gain (loss)	73,298
Net increase (decrease) in net assets resulting from operations	$3,932,106

The accompanying notes are an integral part of the financial statements.

14	|	DWS Variable NAV Money Fund — Institutional Shares

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$3,858,808	$462,475
Net realized gain (loss)	5,090	1,869
Change in net unrealized appreciation (depreciation)	68,208	(4,669)
Net increase (decrease) in net assets resulting from operations	3,932,106	459,675
Distributions to shareholders from:
Net investment income:
Capital Shares	(3,858,629)	(462,414)
Institutional Shares	(180)	(100)
Total distributions	(3,858,809)	(462,514)
Fund share transactions:
Proceeds from shares sold	514,481,812	77,915,635
Reinvestment of distributions	3,576,426	322,733
Payments for shares redeemed	(255,519,307)	(47,851,631)
Net increase (decrease) in net assets from Fund share transactions	262,538,931	30,386,737
Increase (decrease) in net assets	262,612,228	30,383,898
Net assets at beginning of year	96,796,297	66,412,399
Net assets at end of year (including undistributed net investment income of $6,578 and $1,489, respectively)	$359,408,525	$96,796,297

The accompanying notes are an integral part of the financial statements.

DWS Variable NAV Money Fund — Institutional Shares	|	15

Financial Highlights

	Years Ended August 31,				Period Ended
Institutional Shares	2018	2017[c]	2016[c]	2015[c]	8/31/14[a,c]

Selected Per Share Data
Net asset value, beginning of period	$.9999	$1.0001	$1.0000	$1.0001	$1.0001
Income (loss) from investment operations:
Net investment income	.0160	.0090	.0047	.0019	.0011
Net realized and unrealized gain (loss)	.0002	(.0002)	.0001	(.0001)	.0000	***
Total from investment operations	.0162	.0088	.0048	.0018	.0011
Less distributions from:
Net investment income	(.0160)	(.0090)	(.0047)	(.0019)	(.0011)
Net asset value, end of period	$1.0001	$.9999	$1.0001	$1.0000	$1.0001
Total Return (%)[b]	1.62	.89	.48	.18	.11	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	11	11	12
Ratio of expenses before expense reductions (%)	.62	1.03	137.84	.81	1.01	*
Ratio of expenses after expense reductions (%)	.15	.10	.05	.05	.05	*
Ratio of net investment income (%)	1.60	.90	.46	.18	.16	*

[a]	For the period from December 2, 2013 (commencement of operations of Institutional Shares) to August 31, 2014.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

On November 4, 2016 , the Fund implemented a 10 for 1 stock split. Net asset value and per share information through November 3, 2016 have been updated to reflect the effect of the split. Shareholders received 10 shares for every 1 share owned and net asset value per share decreased correspondingly.

*	Annualized.

**	Not Annualized.

***	Amount is less than $.00005.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Variable NAV Money Fund — Institutional Shares

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable NAV Money Fund (formerly Deutsche Variable NAV Money Fund) (the “Fund”) is a diversified series of Investors Cash Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund may impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

The Fund offers two classes of shares: Capital Shares and Institutional Shares. Certain detailed financial information for Capital Shares is provided separately and is available upon request. Effective August 2, 2018 Capital Shares is no longer available to new external investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level

DWS Variable NAV Money Fund — Institutional Shares	|	17

assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits

18	|	DWS Variable NAV Money Fund — Institutional Shares

additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

As of August 31, 2018, the Fund held repurchase agreements with a gross value of $40,000,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At August 31, 2018, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$7,099
Net unrealized appreciation (depreciation) on investments	$72,226

At August 31, 2018, the aggregate cost of investments for federal income tax purposes was $359,119,200. The net unrealized appreciation for all investments based on tax cost was $72,226. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $73,483 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,257.

DWS Variable NAV Money Fund — Institutional Shares	|	19

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2018	2017
Distributions from ordinary income*	$3,858,809	$462,514

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Liquidity Fees and Gates. The Fund may impose a liquidity fee on redemptions of up to 2% of the value of shares redeemed and/or temporarily suspend (gate) redemptions for up to 10 business days in any 90 day period in the event that the Fund’s weekly liquid assets fall below designated thresholds. Any liquidity fees imposed are retained by the Fund for the benefit of the remaining shareholders and are recorded as an addition to paid-in-capital. There were no liquidity fees or gates imposed for the year ended August 31, 2018.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

20	|	DWS Variable NAV Money Fund — Institutional Shares

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.1500%
Next $3 billion of such net assets	.1325%
Over $4 billion of such net assets	.1200%

Accordingly, for the year ended August 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund’s average daily net assets.

For the period from September 1, 2017 through July 31, 2018 the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Capital Shares	.00%
Institutional Shares	.15%

Effective August 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Capital Shares	.02%
Institutional Shares	.10%

For the year ended August 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Capital Shares	$804,335
Institutional Shares	53
$804,388

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2018, the Administration Fee was $203,679, of which $28,685 is unpaid.

DWS Variable NAV Money Fund — Institutional Shares	|	21

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2018
Capital Shares	$2,420	$765
Institutional Shares	20	5
	$2,440	$770

Shareholder Servicing Fee. DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) at an annual rate of 0.05% of average daily net assets for the Institutional Shares. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. This fee was terminated on August 1, 2018. For the period from September 1, 2017 through August 1, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Annual Rate
Institutional Shares	$5	.05%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,276, of which $9,726 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended August 31, 2018, the Fund engaged in securities purchases of $1,350,000 and sales of $2,150,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

22	|	DWS Variable NAV Money Fund — Institutional Shares

C. Ownership of the Fund

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2018, two affiliated shareholder accounts were the owner of record of 10% or more of the total outstanding shares of the Fund, owning approximately 45% and 23%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars	Shares*	Dollars

Shares sold
Capital Shares	514,482,400	$514,481,812	77,913,710	$77,915,635

Shares issued to shareholders in reinvestment of distributions
Capital Shares	3,576,101	$3,576,246	322,579	$322,633
Institutional Shares	180	180	100	100
		$3,576,426		$322,733

Shares redeemed
Capital Shares	(255,520,453)	$(255,519,307)	(47,841,477)	$(47,851,631)

DWS Variable NAV Money Fund — Institutional Shares	|	23

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars	Shares*	Dollars

Net increase (decrease)
Capital Shares	262,538,048	$262,538,751	30,394,812	$30,386,637
Institutional Shares	180	180	100	100
		$262,538,931		$30,386,737

*	Shares for the period ended August 31, 2017 reflect the effects of a stock split effective November 4, 2016 (see Note F).

F. Stock Split

On November 4, 2016, the Fund implemented a 10:1 stock split. This action enabled the Fund to bring the Fund’s NAV in line with the NAV’s expected of the industry’s floating NAV money funds following the SEC’s money market reform. Every one of the Fund’s outstanding shares was converted into ten shares. The stock split had no impact on the overall value of a shareholder’s investment in the Fund. Each existing shareholder held the same percentage of the Fund’s outstanding shares immediately following the stock split as they did before the split. Net asset value, shares and per share information have been adjusted in the accompanying financial statements, financial highlights and notes to the financial statements to reflect the effect of the split.

G. Fund Name and Strategy Change

Effective September 4, 2018, the Fund changed its name to DWS ESG Liquidity Fund and changed its investment strategy to one that seeks to provide investors access to assets that meet environmental, social and corporate governance criteria.

24	|	DWS Variable NAV Money Fund — Institutional Shares

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investors Cash Trust and Shareholders of DWS Variable NAV Money Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Variable NAV Money Fund (formerly Deutsche Variable NAV Money Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Investors Cash Trust (formerly Deutsche Investors Cash Trust)) (the “Trust”), including the investment portfolio, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investors Cash Trust) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s

DWS Variable NAV Money Fund — Institutional Shares	|	25

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 24, 2018

26	|	DWS Variable NAV Money Fund — Institutional Shares

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2018 to August 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

DWS Variable NAV Money Fund — Institutional Shares	|	27

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2018 (Unaudited)

Actual Fund Return	Institutional Shares
Beginning Account Value 3/1/18	$1,000.00
Ending Account Value 8/31/18	$1,009.93
Expenses Paid per $1,000*	$.71

Hypothetical 5% Fund Return	Institutional Shares
Beginning Account Value 3/1/18	$1,000.00
Ending Account Value 8/31/18	$1,024.50
Expenses Paid per $1,000*	$.71

*

Expenses are equal to the Institutional Shares’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Institutional Shares	.14%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

28	|	DWS Variable NAV Money Fund — Institutional Shares

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Variable NAV Money Fund’s (now known as DWS ESG Liquidity Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The

DWS Variable NAV Money Fund — Institutional Shares	|	29

Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2016, the Fund’s gross performance (Capital Shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

30	|	DWS Variable NAV Money Fund — Institutional Shares

Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). Based on Broadridge data provided as of December 31, 2016, the Board noted that the Fund’s total (net) operating expenses were lower than the median of the applicable Broadridge expense universe for the following share classes: Capital Shares (1st quartile) and Institutional Shares (1st quartile). The Board noted the expense limitations agreed to by DIMA. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account

DWS Variable NAV Money Fund — Institutional Shares	|	31

distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

32	|	DWS Variable NAV Money Fund — Institutional Shares

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS Variable NAV Money Fund — Institutional Shares	|	33

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

34	|	DWS Variable NAV Money Fund — Institutional Shares

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS Variable NAV Money Fund — Institutional Shares	|	35

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

36	|	DWS Variable NAV Money Fund — Institutional Shares

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Variable NAV Money Fund — Institutional Shares	|	37

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DWS funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

liquidity.dws.com/US/products/fund_facts_prospectus_l2.jsp

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	DWS PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov, and they may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc 222 South Riverside Plaza Chicago, IL 60606-5808 dws.com (800) 621-1148

38	|	DWS Variable NAV Money Fund — Institutional Shares

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Institutional Shares	Capital Shares
Nasdaq Symbol	ESGXX	ESIXX
CUSIP Number	461473837	461473845
Fund Number	1411	1011

DWS Variable NAV Money Fund — Institutional Shares	|	39

DNAVI-2

(R-035794-6 10/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Variable NAV Money fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$31,100	$3,500	$7,230	$0
2017	$31,100	$0	$7,230	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$7,230	$470,936	$513,130	$991,296
2017	$7,230	$502,238	$606,585	$1,116,053

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Liquidity Fund (formerly DWS Variable NAV Money Fund) (Institutional Shares), a series of Investors Cash Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2018